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                                                 Semiannual Report June 30, 2001


Oppenheimer

Aggressive Growth Fund/VA

A Series of Oppenheimer Variable Account Funds


                                                 [LOGO]  OppenheimerFunds(R)
                                                         The Right Way to Invest

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Oppenheimer Variable Account Funds--Oppenheimer Aggressive Growth Fund/VA
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Objective

Oppenheimer Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, seeks capital appreciation from investments in growth-oriented companies.

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Narrative by Bruce Bartlett, Portfolio Manager

The six-month period that ended June 30, 2001, proved to be difficult for most growth-oriented investors with a cumulative total return of -27%.1 We believe the Fund's disappointing performance was primarily due to our relatively strong emphasis on technology stocks at the beginning of the period, a sector that was hit particularly hard by the decline in growth-oriented equities.

     Since early 2000, the equities market has experienced a reversal of the fundamental characteristics that supported growth-oriented equities throughout most of the previous decade. During the 1990s, corporate revenues and earnings growth rates generally rose, leading investors to award growth-oriented stocks with increasingly higher valuations. For example, if a company's earnings were growing at more than 50% a year, it might have seemed reasonable for an investor to pay 50 times earnings for a share of the company's stock. That means an investor might have been willing to pay $50 per share for stock in a company that earned $1 a share. More recently, however, corporate revenues and earnings growth rates have declined, leading to a contraction of stock valuations. In other words, even if the same company that earned $1 a share in 1999 still earned $1 a share in 2000, an investor might now only be willing to pay much less--say, $10 to $20--for the stock because the company's earnings were not increasing. In fact, if earnings actually declined, the stock price could fall even lower.

     We believe these conditions are fairly typical of the kinds of corrections that have occasionally affected growth-oriented stocks in the past. We see this as a healthy development for the long term, giving industries an opportunity to consolidate, businesses a motivation to become more efficient, and corporate performance a chance to catch up with investor expectations. These conditions set the stage for the next phase of strong growth performance.

     In the meantime, we have taken several steps to try to improve the Fund's performance during this transitional period, while remaining positioned to benefit from the next surge in growth. In particular, we have emphasized the reliability and quality of company earnings, rather than the rate of growth. That means we have become more likely to invest in a company exhibiting moderate, but steady growth, rather than in one growing faster, but less predictably. We believe companies that deliver consistent growth during these challenging economic times are most likely to be well rewarded by the market.

     The impact of this shift in emphasis on our portfolio can most clearly be seen in the technology sector. At the beginning of 2001, we had invested approximately 46% of the Fund's net assets in technology, a slightly greater percentage than our benchmark, the S&P 500 Index. By the end of the recent reporting period, our technology holdings had fallen to about 6% of net assets--less than the benchmark.2 This shift reflected our strategic reductions in companies that failed to exhibit the steady-growth characteristics we were looking for. Instead, we increased our holdings in stocks that better met our investment criteria in a wide variety of industries, particularly in the healthcare, financial, consumer cyclical and utility sectors.



(1) Includes changes in net asset value per share and reinvestment of dividends and capital gains distributions and does not include the charges associated with the separate account products which offer this Fund. Such performance is not annualized and would have been lower if such charges were taken into account.

(2) The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


2                   Oppenheimer Aggressive Growth Fund/VA

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Oppenheimer Variable Account Funds--Oppenheimer Aggressive Growth Fund/VA
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In healthcare, we targeted companies with long histories of strong earnings and revenue growth unrelated to cyclical changes in the economy. These companies included healthcare service providers, such as Lincare Holdings, Inc.; drug distributors, such as AmeriSource Health Corp.; as well as medical product manufacturers. Among financials, we identified a variety of companies we believed were likely to benefit from falling interest rates, including financial guarantee insurers, such as MBIA, Inc.; and lenders, such as Household International, Inc. In the consumer cyclical sector, we identified a small number of companies we believed were poised to exhibit consistent growth despite a leveling of consumer confidence and spending. For example, BJ's Wholesale Club, Inc. is an eastern U.S.-based wholesale club that is benefiting from a combination of internal growth and geographic expansion. Finally, although utilities and energy are not considered traditional growth sectors, we found several utility and energy infrastructure companies, such as Kinder Morgan, Inc., that we believed were well positioned to capitalize on a nationwide need for new energy-generating facilities.

     Looking ahead, our long-term outlook remains strongly positive with regard to U.S. economic growth. We are especially enthusiastic regarding the potential for technology to revolutionize the world's communications systems and add enormous efficiencies to domestic and global business. For the present, however, we continue to approach growth stocks with caution, emphasizing steady, consistent financial performance. Our disciplined growth strategy of building the portfolio one company and one investment at a time is what makes Oppenheimer Aggressive Growth Fund/VA an important part of The Right Way to Invest.


Inreviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.


                     Oppenheimer Aggressive Growth Fund/VA                     3

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Statement of Investments June 30, 2001 (Unaudited)
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                                                                    Market Value
                                                     Shares         See Note 1
================================================================================
Common Stocks--61.4%
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Basic Materials--1.2%
--------------------------------------------------------------------------------
Metals--1.2%
Shaw Group, Inc. (The)(1)                             550,000     $   22,055,000
--------------------------------------------------------------------------------
Capital Goods--2.9%
--------------------------------------------------------------------------------
Manufacturing--2.9%
Tyco International Ltd.                             1,000,000         54,500,000
--------------------------------------------------------------------------------
Communication Services--0.7%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--0.7%
Tellium, Inc.(1)                                      121,200          2,205,840
--------------------------------------------------------------------------------
Tellium, Inc.(1)(2)                                   666,666          9,735,524
                                                                  --------------
                                                                      11,941,364
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Consumer Cyclicals--12.1%
--------------------------------------------------------------------------------
Consumer Services--3.5%
IMS Health, Inc.                                    2,300,000         65,550,000
--------------------------------------------------------------------------------
Retail: General--2.5%
Kohl's Corp.(1)                                       750,000         47,047,500
--------------------------------------------------------------------------------
Retail: Specialty--6.1%
BJ's Wholesale Club, Inc.(1)                        1,500,000         79,890,000
--------------------------------------------------------------------------------
Target Corp.                                        1,000,000         34,600,000
                                                                  --------------
                                                                     114,490,000
--------------------------------------------------------------------------------
Consumer Staples--3.6%
--------------------------------------------------------------------------------
Broadcasting--3.6%
Charter Communications, Inc., Cl. A                 1,000,000         23,350,000
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special (1)                    1,000,000         43,400,000
                                                                  --------------
                                                                      66,750,000
--------------------------------------------------------------------------------
Energy--0.7%
--------------------------------------------------------------------------------
Energy Services--0.7%
Reliant Resources, Inc.(1)                            500,000         12,350,000
--------------------------------------------------------------------------------
Financial--12.6%
--------------------------------------------------------------------------------
Diversified Financial--9.6%
AMBAC Financial Group, Inc.                           400,000         23,280,000
--------------------------------------------------------------------------------
Concord EFS, Inc.(1)                                1,155,240         60,084,032
--------------------------------------------------------------------------------
Household International, Inc.                       1,000,000         66,700,000
--------------------------------------------------------------------------------
USA Education, Inc.                                   400,000         29,200,000
                                                                  --------------
                                                                     179,264,032
--------------------------------------------------------------------------------
Insurance--3.0%
MBIA, Inc.                                            990,000         55,123,200
--------------------------------------------------------------------------------
Healthcare--16.6%
--------------------------------------------------------------------------------
Healthcare/Drugs--3.4%
Gilead Sciences, Inc.(1)                              500,000         29,095,000
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(1)                         500,000         33,845,000
                                                                 ---------------
                                                                      62,940,000


4                    Oppenheimer Aggressive Growth Fund/VA

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Statement of Investments (Unaudited)(Continued)
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                                                                    Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--13.2%
AmeriSource Health Corp., Cl. A(1)                    1,000,000   $   55,300,000
--------------------------------------------------------------------------------
Biomet, Inc.                                            500,000       24,030,000
--------------------------------------------------------------------------------
First Health Group Corp.(1)                             400,000        9,648,000
--------------------------------------------------------------------------------
Lincare Holdings, Inc.                                2,740,000       82,227,400
--------------------------------------------------------------------------------
Minimed, Inc.(1)                                        400,000       19,200,000
--------------------------------------------------------------------------------
Stryker Corp.                                           750,000       41,137,500
--------------------------------------------------------------------------------
Varian Medical Systems, Inc.(1)                         200,000       14,300,000
                                                                  --------------
                                                                     245,842,900
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Technology--5.7%
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Computer Services--1.9%
Sungard Data Systems, Inc.(1)                         1,200,000       36,012,000
--------------------------------------------------------------------------------
Computer Software--2.7%
Agile Software Corp.(1)                               2,000,000       34,000,000
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Peoplesoft, Inc.(1)                                     250,000       12,307,500
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Tricord Systems, Inc.(1)(2)                           1,875,000        4,827,187
                                                                  --------------
                                                                      51,134,687
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Communications Equipment--1.1%
Nokia Corp., Sponsored ADR, A Shares                    500,000       11,020,000
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                250,000       10,150,000
                                                                  --------------
                                                                      21,170,000
--------------------------------------------------------------------------------
Utilities--5.3%
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Electric Utilities--1.3%
Mirant Corp.(1)                                         710,000       24,424,000
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Gas Utilities--4.0%
Kinder Morgan, Inc.                                   1,500,000       75,375,000
                                                                  --------------
Total Common Stocks (Cost $1,072,610,307)                          1,145,969,683

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Preferred Stocks--4.2%
--------------------------------------------------------------------------------
ApplianceWare Holding Corp., Cv., Series B(1)(2)(3)   1,807,580        4,591,253
--------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C(1)(2)(3)      3,170,523       17,945,160
--------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv.,
  Series D(1)(2)(3)                                   1,147,862        5,440,866
--------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C(1)(2)(3)(4)       211,641               --
--------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc., Cv.,
  Series D(1)(2)(3)                                   1,298,701        6,285,713
--------------------------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv., Series D(1)(2)(3)   2,663,972        7,325,923
--------------------------------------------------------------------------------
MicroPhotonix Integration Corp., Cv.,
  Series C(1)(2)(3)                                     633,383        4,000,004
--------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C(1)(2)(3)               2,330,253       17,150,662
--------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B(1)(2)(3)           2,329,735        8,999,999
--------------------------------------------------------------------------------
Zaffire, Inc., Cv., Series C(1)(2)(3)                   484,764        6,762,458
                                                                  --------------
Total Preferred Stocks (Cost $120,162,356)                            78,502,038


                     Oppenheimer Aggressive Growth Fund/VA                     5

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Statement of Investments (Unaudited) (Continued)
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
                                                                                           Principal          Market Value
                                                                                           Amount             See Note 1
=============================================================================================================================
Convertible Corporate Bonds and Notes--0.3%
-----------------------------------------------------------------------------------------------------------------------------
Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts., 8/15/05(2) (Cost $5,400,000)              $     5,400,000     $    6,169,500
=============================================================================================================================
Repurchase Agreements--33.8%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 3.90%, dated 6/29/01, to be repurchased at $315,902,635 on 7/2/01, collateralized by U.S. Treasury
Bonds, 7.125%--9.125%, 5/15/09--2/15/23, with a value of $32,688,622, U.S.
Treasury Nts., 6.125%--7.875%, 2/28/02--11/15/04, with a value of $222,059,484
and U.S. Treasury Bills, 12/6/01, with a value of $67,512,017                                  315,800,000        315,800,000
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banque Nationale De Paris, 3.96%, dated 6/29/01, to be repurchased at $316,054,264 on 7/2/01, collateralized by U.S. Treasury
Bonds, 5.50%--8.75%, 5/15/20--8/15/28, with a value of $158,538,935, U.S.
Treasury Nts., 4%--6.375%, 12/31/01--11/15/04, with a value of $86,282,362
and U.S. Treasury Bills, 9/27/01, with a value of $78,262,873                                  315,950,000        315,950,000
                                                                                                               --------------
Total Repurchase Agreements (Cost $631,750,000)                                                                   631,750,000
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Total Investments, at Value (Cost $1,829,922,663)                                                     99.7%     1,862,391,221
-----------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                        0.3          5,667,047
                                                                                           ---------------     --------------
Net Assets                                                                                           100.0%    $1,868,058,268
                                                                                           ===============     ==============


(1) Non-income-producing security.

(2) Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

(3) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 2001, amounts to $78,502,038. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                   Shares              Gross       Gross               Shares
                                                                   December 31, 2000   Additions   Reductions   June 30, 2001
------------------------------------------------------------------------------------------------------------------------------
ApplianceWare Holding Corp., Cv., Series B                         1,807,580                  --   --               1,807,580
------------------------------------------------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C                            3,170,523                  --   --               3,170,523
------------------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D                     1,147,862                  --   --               1,147,862
------------------------------------------------------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C                                211,641                  --   --                 211,641
------------------------------------------------------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc., Cv., Series D            1,298,701                  --   --               1,298,701
------------------------------------------------------------------------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv., Series D                         2,663,972                  --   --               2,663,972
------------------------------------------------------------------------------------------------------------------------------
MicroPhotonix Integration Corp., Cv., Series C                       633,383                  --   --                 633,383
------------------------------------------------------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C                                            --           2,330,253   --               2,330,253
------------------------------------------------------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B                                 2,329,735                  --   --               2,329,735
------------------------------------------------------------------------------------------------------------------------------
Zaffire, Inc., Cv., Series C                                         484,764                  --   --                 484,764


(4) The issuer has filed bankruptcy. This security is valued under guidelines established by the Board of Trustees and is considered illiquid.


See accompanying Notes to Financial Statements.


6                    Oppenheimer Aggressive Growth Fund/VA

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Statement of Assets and Liabilities June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


=============================================================================================================================
Assets
Investments, at value (including repurchase agreement of $631,750,000)--see accompanying statement:
Unaffiliated companies (cost $1,709,760,307)                                                                   $1,783,889,183
Affiliated companies (cost $120,162,356)                                                                           78,502,038
                                                                                                               --------------
                                                                                                                1,862,391,221
-----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                   10,510,800
Interest and dividends                                                                                                663,350
Shares of beneficial interest sold                                                                                    390,927
Other                                                                                                                   4,304
                                                                                                               --------------
Total assets                                                                                                    1,873,960,602
=============================================================================================================================
Liabilities
Bank overdraft                                                                                                          3,817
-----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                              5,692,495
Shareholder reports                                                                                                    95,622
Distribution and service plan fees                                                                                         10
Trustees' compensation                                                                                                      7
Other                                                                                                                 110,383
                                                                                                               --------------
Total liabilities                                                                                                   5,902,334
=============================================================================================================================
Net Assets                                                                                                     $1,868,058,268
                                                                                                               ==============

=============================================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                                     $       43,188
-----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                      2,344,884,699
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                                               8,354,622
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                                                  (517,692,799)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                                          32,468,558
                                                                                                               --------------
Net assets                                                                                                     $1,868,058,268
                                                                                                               ==============
=============================================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,868,023,153 and 43,187,536 shares of beneficial interest outstanding)                                 $43.25
-----------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $35,115 and 812 shares of beneficial interest outstanding)                                               $43.25


See accompanying Notes to Financial Statements.


                     Oppenheimer Aggressive Growth Fund/VA                     7

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Statement of Operations For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


================================================================================
Investment Income
Interest                                                          $  14,526,464
--------------------------------------------------------------------------------
Dividends                                                             1,083,594
                                                                   -------------
Total income                                                         15,610,058
================================================================================
Expenses
Management fees                                                       6,790,726
--------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                               13
--------------------------------------------------------------------------------
Shareholder reports                                                     345,004
--------------------------------------------------------------------------------
Custodian fees and expenses                                              19,885
--------------------------------------------------------------------------------
Trustees' compensation                                                    5,120
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                             2,363
--------------------------------------------------------------------------------
Other                                                                    76,404
                                                                   -------------
Total expenses                                                        7,239,515
Less reduction to custodian expenses                                     (8,938)
                                                                   -------------
Net expenses                                                          7,230,577
================================================================================
Net Investment Income                                                 8,379,481
================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                        (509,160,056)
Closing and expiration of option
contracts written                                                       507,378
                                                                   -------------
Net realized gain (loss)                                           (508,652,678)
--------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation) on investments                                      (206,901,381)
                                                                   -------------
Net realized and unrealized gain (loss)                            (715,554,059)
================================================================================
Net Decrease in Net Assets Resulting
from Operations                                                   $(707,174,578)
                                                                   =============


See accompanying Notes to Financial Statements.


8                    Oppenheimer Aggressive Growth Fund/VA

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Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                           Six Months Ended   Year Ended
                                                                                           June 30, 2001      December 31,
                                                                                           (Unaudited)        2000
=============================================================================================================================
Operations
Net investment income (loss)                                                               $     8,379,481    $    19,455,203
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                      (508,652,678)       351,770,827
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                          (206,901,381)      (860,635,882)
                                                                                           ----------------   ---------------
Net increase (decrease) in net assets resulting from operations                               (707,174,578)      (489,409,852)
=============================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                                             (19,479,838)                --
Service shares                                                                                        (224)                --
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                            (303,948,112)      (100,416,498)
Service shares                                                                                      (3,502)                --
=============================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                             303,520,025      1,080,798,962
Service shares                                                                                      43,125              1,000
=============================================================================================================================
Net Assets
Total increase (decrease)                                                                     (727,043,104)       490,973,612
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          2,595,101,372      2,104,127,760
                                                                                           ---------------    ---------------
End of period [including undistributed (overdistributed) net investment income
of $8,354,622 and $19,455,203, respectively]                                               $ 1,868,058,268    $ 2,595,101,372
                                                                                           ===============    ===============


See accompanying Notes to Financial Statements.


                     Oppenheimer Aggressive Growth Fund/VA                     9

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Financial Highlights
--------------------------------------------------------------------------------


                                                                       Six Months Ended
                                                                       June 30, 2001       Year Ended December 31,
Non-Service shares                                                     (Unaudited)         2000         1999
==================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                         $    70.77    $    82.31   $    44.83
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                        .20           .53         (.09)
Net realized and unrealized gain (loss)                                          (18.81)        (8.59)       37.57
------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                   (18.61)        (8.06)       37.48
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                               (.54)           --           --
Distributions from net realized gain                                              (8.37)        (3.48)          --
------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                                   (8.91)        (3.48)          --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $    43.25    $    70.77   $    82.31
                                                                             ==========    ==========   ==========
==================================================================================================================
Total Return, at Net Asset Value(1)                                              (27.00)%      (11.24)%      83.60%
==================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                     $1,868,023    $2,595,101   $2,104,128
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                            $2,160,372    $2,978,465   $1,314,349
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                                       0.78%         0.65%       (0.17)%
Expenses                                                                           0.67%         0.64%        0.67%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              95%           39%          66%


                                                                             Year Ended December 31,
Non-Service shares                                                           1998          1997         1996
==================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                         $    40.96    $    38.71   $    34.21
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                       (.05)          .10          .09
Net realized and unrealized gain (loss)                                            5.09          4.01         6.59
------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                     5.04          4.11         6.68
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                               (.10)         (.09)        (.11)
Distributions from net realized gain                                              (1.07)        (1.77)       (2.07)
-------------------------------------------------------------------                                     ----------
Total dividends and/or distributions
to shareholders                                                                   (1.17)        (1.86)       (2.18)
-------------------------------------------------------------------                                     ----------
Net asset value, end of period                                               $    44.83    $    40.96   $    38.71
                                                                             ==========    ==========   ==========
==================================================================================================================
Total Return, at Net Asset Value(1)                                               12.36%        11.67%       20.22%
==================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                     $1,077,960    $  877,807   $  617,392
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                            $  954,848    $  753,852   $  467,080
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                                      (0.12)%        0.31%        0.32%
Expenses                                                                           0.71%(3)      0.73%(3)     0.75%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              80%           88%         100%


(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(2) Annualized for periods of less than one full year.

(3) Expense ratio reflects the reduction to custodian expenses.


See accompanying Notes to Financial Statements.


10                    Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                              Six Months Ended   Year Ended
                                                              June 30, 2001      December 31,
                                                              (Unaudited)        2000 (1)
=============================================================================================
Per Share Operating Data
Net asset value, beginning of period                                $70.77       $97.75
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .14          .20
Net realized and unrealized gain (loss)                             (18.75)      (27.18)
---------------------------------------------------------------------------------------------
Total income (loss) from investment operations                      (18.61)      (26.98)
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  (.54)          --
Distributions from net realized gain                                 (8.37)          --
---------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                      (8.91)          --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                      $43.25       $70.77
                                                                    ======       ======
=============================================================================================
Total Return, at Net Asset Value(2)                                 (27.00)%     (27.60)%
=============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                               $35           $1
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $18           $1
Ratios to average net assets:(3)
Net investment income                                                 0.62%        1.14%
Expenses                                                              0.82%        0.64%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 95%          39%


(1) For the period from October 16, 2000 (inception of offering) to December 31, 2000.

(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(3) Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                     Oppenheimer Aggressive Growth Fund/VA                    11

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


================================================================================

1. Significant Accounting Policies

Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

Repurchase Agreements. The Fund requires its custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Loses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

     As of June 30, 2001, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $517,301,993. This estimated capital loss carryover represents losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


12                    Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


1. Significant Accounting Policies  (continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

2. Shares of Beneficial Interest

     The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                     Six Months Ended June 30, 2001         Year Ended December 31, 2000(1)
                                                     ------------------------------         --------------------------------
                                                     Shares            Amount               Shares            Amount
----------------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                                 12,671,683        $675,987,577          20,557,132       $1,927,433,814
Dividends and/or distributions reinvested             7,069,463         323,427,949             932,459          100,416,498
Redeemed                                            (13,221,356)       (695,895,501)        (10,386,670)        (947,051,350)
                                                     ----------        ------------         -----------       --------------
Net increase (decrease)                               6,519,790        $303,520,025          11,102,921       $1,080,798,962
                                                     ==========        ============         ===========       ==============

Service shares
Sold                                                        727        $     39,690              10.443              $ 1,000
Dividends and/or distributions reinvested                    81               3,726                  --                   --
Redeemed                                                     (6)               (291)                 --                   --
                                                     ----------        ------------         -----------       --------------
Net increase (decrease)                                     802        $     43,125              10.443              $ 1,000
                                                     ==========        ============         ===========       ==============


(1) Service shares are for the period from October 16, 2000 (inception of offering) to December 31, 2000.


================================================================================

3. Purchases and Sales of Securities.

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2001, were $1,605,180,588 and $1,509,624,126, respectively.

================================================================================

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for the six months ended June 30, 2001, was an annualized rate of 0.63%.


                     Oppenheimer Aggressive Growth FUND/VA                    13

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)(Continued)
--------------------------------------------------------------------------------


4. Fees and Other Transactions with Affiliates (continued)

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.

--------------------------------------------------------------------------------

Distribution and Service Plan for Service Shares. The Fund has adopted a distribution and service plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

================================================================================

5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Written option activity for the six months ended June 30, 2001, was as follows:

                                                        Call Options
                                                        ---------------------
                                                        Number of   Amount of
                                                        Contracts   Premiums
-----------------------------------------------------------------------------
Options outstanding as of December 31, 2000                    --   $      --
Options written                                             2,200     507,378
Options closed or expired                                  (2,200)   (507,378)
                                                           ------   ---------
Options outstanding as of June 30, 2001                        --   $      --
                                                           ======   =========


14                    Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================

6. Illiquid or Restricted Securities

     As of June 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2001, was $99,234,249, which represents 5.31% of the Fund's net assets, of which $93,064,749 is considered restricted. Information concerning restricted securities is as follows:

                                                                                        Valuation           Unrealized
                                                         Acquisition      Cost          Per Unit as of      Appreciation
Security                                                 Date             Per Unit      June 30, 2001       (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
Stocks and Warrants
-------------------
ApplianceWare Holding Corp., Cv., Series B                   7/11/00        $ 3.43          $ 2.54          $ (1,608,746)
Axsun Technologies, Inc., Cv., Series C                     12/13/00         11.67            5.66           (19,054,843)
Blaze Network Products, Inc., 8% Cv., Series D              10/17/00          6.40            4.74            (1,905,451)
BroadBand Office, Inc., Cv., Series C                        8/28/00         18.90              --            (4,000,015)
Centerpoint Broadband Technologies, Inc., Cv.,
Series D                                                    10/23/00         10.78            4.84            (7,714,284)
fusionOne, Inc., 8% Non-Cum. Cv., Series D                    9/6/00          5.43            2.75            (7,139,445)
MicroPhotonix Integration Corp., Cv., Series C                7/6/00          6.32            6.32                    --
Multiplex, Inc., Cv., Series C                               2/12/01          7.36            7.36                    --
Questia Media, Inc., Cv., Series B                           8/18/00          3.86            3.86                    --
Tellium, Inc.                                                4/17/00         15.00           14.60              (264,466)
Tricord Systems, Inc.                                        4/17/00          8.00            2.57           (10,172,813)
Zaffire, Inc., Cv., Series C                                 5/26/00         14.44           13.95              (237,534)


                     Oppenheimer Aggressive Growth Fund/VA                    15

--------------------------------------------------------------------------------

Oppenheimer Aggressive Growth Fund/VA
--------------------------------------------------------------------------------
A Series of Oppenheimer Variable Account Funds


================================================================================

Officers and Trustees     James C. Swain, Trustee, CEO and Chairman of the Board
                          Bridget A. Macaskill, Trustee and President
                          William L. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          George C. Bowen, Trustee
                          Edward L. Cameron, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          F. William Marshall, Jr., Trustee
                          Bruce L. Bartlett, Vice President
                          James F. Turner, II, Vice President
                          Andrew J. Donohue, Vice President and
                          Secretary Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

================================================================================

Investment Advisor        OppenheimerFunds, Inc.

================================================================================

Transfer Agent            OppenheimerFunds Services

================================================================================

Custodian of
Portfolio Securities      The Bank of New York

================================================================================

Independent Auditors      Deloitte & Touche LLP

================================================================================

Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                          For more complete information about Oppenheimer Aggressive Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor or call OppenheimerFunds, Inc. at 1.800.981.2871

                          (C)Copyright 2001 OppenheimerFunds, Inc.
                          All rights reserved.


                     Oppenheimer Aggressive Growth Fund/VA